SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    July 30, 2002

INTERNATIONAL MULTIFOODS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6699	41-0871880
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

110 Cheshire Lane, Suite 300, Minnetonka, Minnesota	55305
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (952) 594-3300

Not applicable

(Former name or former address, if changed since last report)

Item 5.    Other Events.

On July 30, 2002, International Multifoods Corporation (the “Company”) announced that it has entered into a definitive agreement to sell the stock of its foodservice distribution business to a newly formed affiliate of Wellspring Capital Management, LLC.  See the Company’s press release dated July 30, 2002, attached hereto as Exhibit 99.1, which is incorporated by reference in this Current Report on Form 8-K.

Item 7     Financial Statements and Exhibits.

(c)           Exhibits.

2.1                                 Stock Purchase Agreement, dated as of July 29, 2002, between International Multifoods Corporation and Wellspring Distribution Corp.

The Company hereby agrees to furnish to the Securities and Exchange Commission upon request copies of all Exhibits and Schedules to the Stock Purchase Agreement.

99.1                           Press release of International Multifoods Corporation dated July 30, 2002.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL MULTIFOODS CORPORATION

Date: July 30, 2002	By	/s/ John E. Byom
John E. Byom
Vice President — Finance and Chief Financial Officer
(Principal Financial Officer and Duly Authorized Officer)

EXHIBIT INDEX

2.1                                 Stock Purchase Agreement, dated as of July 29, 2002, between International Multifoods Corporation and Wellspring Distribution Corp.

The Company hereby agrees to furnish to the Securities and Exchange Commission upon request copies of all Exhibits and Schedules to the Stock Purchase Agreement.

99.1                           Press release of International Multifoods Corporation dated July 30, 2002.